Exhibit 10.4

AMENDMENT NO. 1 TO

PURCHASE AND SALE AGREEMENT

This AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT, dated as of February 28, 2025 (this “Amendment”), amends that certain PURCHASE AND SALE AGREEMENT (the “Purchase and Sale Agreement”), dated as of October 8, 2024, by and among SCILEX PHARMACEUTICALS INC., a Delaware corporation (the “Seller”), SCILEX HOLDING COMPANY, a Delaware corporation (the “Seller Parent”, and together with the Seller, the “Seller Parties”), EFSHAR HATAYA LTD, a Marshall Islands corporation (“Murchinson”) Oramed Pharmaceuticals Inc., a Delaware corporation (“Oramed”) and 3I, LP, a Delaware limited partnership (“3i”, and, together with Murchinson and Oramed, collectively, the “Purchasers”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Purchase and Sale Agreement shall be used herein as therein defined.

RECITALS

A. Purchasers desire to enter into a Purchase and Sale Agreement, dated as of February 28, 2025 (as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “2025 Purchase Agreement”), under which the Purchasers have agreed to purchase, acquire and accept from the Seller Parties, the Purchased Receivables (as defined in the 2025 Purchase Agreement).

B. To further carry out the intent of the parties pursuant to the 2025 Purchase Agreement, the Purchasers and the Seller Parties wish to amend the Purchase and Sale Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENTS. Effective as of the Amendment Time (as defined below), the Purchase and Sale Agreement is hereby amended as follows:

(a) The first sentence of Section 10.3 of the Purchase and Sale Agreement is hereby amended and restated in its entirety as follows (where applicable, language being inserted is evidenced by bold and underline formatting, indicated textually in the same manner as the following example: bold and underline formatting):

“Successors and Assigns. The Seller Parties shall not be entitled to assign any of their rights or delegate any of their obligations under this Agreement without the prior written consent of the Purchasers, except the Seller Parties shall be entitled to assign any of their rights or delegate any of their obligations under this Agreement without the prior written consent of the Purchasers if the Seller Parent receives a commitment, contingent upon an asset purchase of Covered Products, that would allow Seller Parent to pay in full all obligations owed under the Debt Instruments, provided that such purchaser of Covered Products agrees to assume all of Seller Parties’ obligations under this Agreement.”

(b) Section 1.1 of the Purchase and Sale Agreement is hereby amended by adding the definition of “Debt Instruments” as follows:

““Debt Instruments” means collectively, (i) those certain Tranche B Senior Secured Convertible Notes, dated as of October 8, 2024, (as amended, supplemented or modified from time to time), issued pursuant to that certain Securities Purchase Agreement, dated as of October 7, 2024, between Scilex Holding Company, each investor listed on the applicable schedule of buyers, and Acquiom Agency Services LLC, a Colorado limited liability company and (ii) that certain Senior Secured Promissory Note, dated as of September 21, 2023, issued by Scilex Holding Company to Oramed Pharmaceuticals Inc. (as amended, supplemented or modified from time to time).”

2. CONDITIONS TO EFFECTIVENESS. This amendment shall become effective upon the satisfaction of the following conditions (the “Amendment Time”):

(a) Receipt by the Purchasers of a copy of this Amendment, duly executed and delivered by each Party hereto;

(b) Receipt by the Purchasers of a copy of the 2025 Purchase and Sale Agreement duly executed and delivered by each of Scilex Holding Company and Scilex Pharmaceuticals Inc., as the seller parties, and Efshar Hataya Ltd, 3i, LP, and Oramed Pharmaceuticals Inc., as the purchasers in respect of Gloperba, Elyxyb, and any related, improved, successor, replacement and/or varying dosage forms of the foregoing;

(c) Receipt by the Purchasers of a copy of the 2025 Security Agreement, duly executed and delivered by each party thereto;

(d) Receipt by the Purchasers of the February 2025 Tranche A Consent; and

(e) Receipt by the Purchasers of the February 2025 Tranche B Consent.

3. MISCELLANEOUS

(a) Acknowledgement; Reaffirmation of Obligations; Consent. The Purchasers and Seller Parties hereby confirm and agree that following the Amendment Time, except as set forth in Section 1 above, the Purchase and Sale Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

(b) References. From and after the Amendment Time all references in the Purchase and Sale Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Purchase and Sale Agreement shall mean the Purchase and Sale Agreement as amended or modified hereby.

(c) The provisions of Section 10.2 of the Purchase and Sale Agreement are incorporated herein by reference mutatis mutandis.

(d) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by .pdf via email transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such .pdf via email signature were the original thereof.

(e) Successors and Assigns. This Amendment shall be binding upon and inure for the benefit of each of the Parties and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

SELLER PARTIES:

SCILEX PHARMACEUTICALS INC.,
a Delaware corporation

By:	/s/ Jaisim Shah
	Name:	Jaisim Shah
	Title:	Chief Executive Officer and Secretary

SCILEX HOLDING COMPANY,
a Delaware corporation

By:	/s/ Jaisim Shah
	Name:	Jaisim Shah
	Title:	Chief Executive Officer and President

[Signature Page to Amendment to Purchase and Sale Agreement]

PURCHASER:

EFSHAR HATAYA LTD

By:	/s/ Mark Lichtenstein
	Name:	Mark Lichtenstein
	Title:	Director

[Signature Page to Amendment to Purchase and Sale Agreement]

PURCHASER:

3I, LP

By:	/s/ Maier J. Tarlow
	Name:	Maier J. Tarlow
	Title:	Manager On Behalf Of 3i Management LLC, The GP of 3i LP

[Signature Page to Amendment to Purchase and Sale Agreement]

PURCHASER:

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
	Name:	Nadav Kidron
	Title:	President and Chief Executive Officer

By:	/s/ Josh Hexter
	Name:	Josh Hexter
	Title:	Chief Business and Operating Officer

[Signature Page to Amendment to Purchase and Sale Agreement]